Exhibit 10.1

INDUSTRIAL BANK CO., LTD.

LOAN AGREEMENT

Contract Number: Hu Min SHX 201009013

Loaner: Shanghai Branch, Industrial Bank Co., Ltd. (Here after reference as “Party A”)

Address: No. 168 Hongbao Road

Representative: Baomei Xu

Contact:_______________Title:_____________________________________

Mailing Address: No. 168 Hongbao Road

Post Code: 200041                                          Fax:_____________________________

Telephone: 62677777                                    Fax:_____________________________

Borrower: Shanghai Baby Fox Fashion Co., Ltd. (Here after reference as “Party B”)

Address: No. 158 Baocheng Road, 98-150

Representative: Jieming Huang

Contact: ___________________Title:_____________________________

 Mailing Address: No. 158 Baocheng Road, 98-150____________________

Post Code: 201100                          Fax:_____________________________

Telephone: 54155373                   Fax:_____________________________

July 2010 Version

Industrial Bank Loan Agreement

Contract Number: Hu Min SHX 201009013

Loaner: Shanghai Branch, Industrial Bank Co., Ltd. (Here after reference as “Party A”)

Borrower: Shanghai Baby Fox Fashion Co., Ltd. (Here after reference as “Party B”)

Party B is applying for a loan from Party A as Purchases Loan for Purchases from Changzhou CTS Fashion Co., Ltd.

Party A agrees to authorize such a loan. This agreement is made based on mutual understanding under related laws.

I. Definitions

II. Loan Currency and Total Loan Amount

RMB 7,000,000

III. Purpose of the Loan

This loan is for Purchases Loan for Purchases from Changzhou CTS Fashion Co., Ltd only. Party B can not use the loan under other purposes without permission of Party A.

IV. Loan Maturity

Total loan period is 12 months from Jan 12, 2011 to Jan 11, 2012.

V. Loan Interest Rate and Interest

5.1 Interest Rate

5.1.1 Type of Interest Rate to Adopt

[     ]  Fixed Interest Rate                 [    ]  Floating Interest Rate

5.1.2 Determination of Interest Rate under the Agreement:

For loan of RMB Yuan, the interest rate is 20% [   ]lower/[ X ] more than the basic rate of [   ]Monthly/[ X ] Quarterly reserve rate of RMB loan for financial institutions published by People’s Bank of China.

5.1.3 If Party B doesn’t use the loan in the way as stated in this agreement, Party B would be charged 50% interest rate plus the original rate from the day that Party B changes it’s the loan purpose. If Party B doesn’t repay the loan as agreed, Party B should be charged 50% of the total interest rate for the overdue amount behind time.

5.1.4 During the loan period, the interest rate can be adjusted accordingly if People’s Bank of China adjusts the rules for loan interest rate.

5.2 Interest Calculation: The interest of the loan of Party B is calculated on the 20th day of each quarter on a quarterly base from the day that the loan is transferred into Party B’s account. Daily interest is calculated based on rules and regulations from People’s Bank of China.

5.3 Interest Payment: Party B should pay for the interest on each dated date. Party A can either deduct the interest amount from Party B’s account, or charge the compound interest for the interest amount that Party B doesn’t pay on time.

VI. Loan Requirements

Follows by the procedures and rules by Industrial Bank.

VII. Account Monitor and Prepayment

N/A

VIII. Repayment

8.1 Party B repays the principle all at once at the maturity date. 8.2 Interest rate is calculated the same way for repayment.

IX. Guarantee Clause

9.1 Party B appoints ____ as the guarantor for the loan and interest agreed. 9.2 The loan under the Agreement is mortgaged by ____.

X. Rights and Obligations of both Parties

10.1 Party A’s Rights and Obligations

10.1.1 Party A’s Rights

10.1.1.1 Party A has the rights to have Party B repay the principle and interest on time in full amount.

10.1.1.2 Party A has the right to have Party B provide documents related to the loan.

10.1.1.3 Party A has the right to know Party B’s business and financial activities.

10.1.1.4 Party A has the right to supervise Party B’s purpose using the loan.

10.1.1.5 Party A has the right to deduct the interest directly from Party B’s bank account.

10.1.1.6 Party A has the right to transfer its creditor’s rights.

10.1.1.7 Party A has the right to reject Party B’s application for the loan before “Interest Payment Guarantee” is signed for credit business.

10.1.1.8. Party A has all other rights stated in this agreement.

10.1.2 Party A’s Obligations

10.1.2.1 Party A should grant the loan as agreed to Party B.

10.1.2.2 Party A should keep Party B’s financial, business and operation information confidential.

10.2 Party B’s Rights and Obligations

10.2.1 Party B’s Rights:

10.2.1.1 Party B has the rights to withdraw and use the full amount of the loan.

10.2.1.2 Party B can transfer the loan to a third party with the permission of Party A.

10.2.2 Party B’s Obligations:

10.2.2.1 Party B should provide all true documents and bank account information required by Party A.

10.2.2.2 Party B should allow Party A to supervise Party B’s loan utility, business and financial related activities.

10.2.2.3 Party B should use the loan under the purpose agreed in this Agreement.

10.2.2.4 Party B should repay the principle and interest in full amounts on time.

10.2.2.5 Party B should have Party A’s permission before transferring the liability to any third parties.

10.2.2.6 Party B should report to Party A and coordinate if any of below occurs.

10.2.2.6.1 When significant financial crisis, capital loss of other crisis occurs.

10.7.2.6.2 When Party B mortgages its properties for protecting a third party’s rights.

10.2.2.6.3 When acquisition, restructure, reverse merger, property rights transfer, or joint stock structure changes.

10.2.2.6.4 When business terminated, license revoked, bankrupted or dismissed.

10.2.2.6.5 When normal operation is influenced by shareholder change or financial crisis of related parties.

10.2.2.6.6 When normal operation is influenced by transactions with shareholders or transactions with related parties.

10.2.2.6.7 When any suit, arbitration or penalty related to business or operation occurs.

10.2.2.6.8 When any significant events occur what effect Party B’s ability to repay the loan.

10.2.2.7 Party B should defend its creditor’s rights and should not treat its properties in inappropriate ways.

XI. Statement and Commitment to Party B

Both parties each guarantee all the documents provided are true and correct as they state.

XII. Advance Payment

N/A

XIII. Disclosure Responsibility of Party B for Material Transactions

Party B is obligated to report to Party A in writing for any transactions with related parties that with amount equals to or more than 10% of the loan principle.

XIV. Breach and Solutions

Each party violates the agreement if they violate any terms stated for each party respectively in section X.

XV. Cross-Default

Party B or related party of Party B or Party B’s guarantor all violates this agreement if they fail to apply the terms of this agreement.

XVI. Continuity of Obligations

This agreement holds the same effectiveness for the agent, heir of Party B and the principle of Party B after any mergers, acquisitions and changes of names.

XVII. Principal and Interest and Fees due the Acceleration of the Terms

Party A has the right to decide upon the acceleration of receiving the Principal and Interest and Fees if Party B fails to repay the principle and interest as stated in this agreement on time.

XVIII. Governing Law and Venue

18.1 This agreement will follow PRC law.

[ X ] 18.2 If there is a dispute and cannot be solved, one of following three venues can be chosen: [ X ] 18.2.1 Local people court of Party A’s.

[    ] 18.2.2 To apply for arbitration with _______.

[    ] 18.2.3 China International and Trade Arbitration Commission or it sub commissions.

18.3 Party A can have the people court to authorize to enforce the repayment of the loan from Party B.

XIX. Mails, Communications and Announcements

XX. Effectiveness of the Agreement

There are five copies of the Agreement, with Party A having four copies and Party B having one copy which all have same effectiveness.

Party A: Stamp and Signature

Party B: Stamp and Signature

Signed on January 12, 2011